EXHIBIT 10.12

REGAL-BELOIT CORPORATION TARGET SUPPLEMENTAL RETIREMENT PLAN PARTICIPATION AGREEMENT

Participant Name:            ___________________________

Participant Social Security Number:      ___________________________

Eligibility Date:                 ___________________________

I have received and read the material describing the REGAL-BELOIT CORPORATION Target Supplemental Retirement Plan (the “Plan”) and my rights under the Plan. I acknowledge that I have been designated eligible to participate in the Plan, and I agree to be bound by its terms and provisions.

This Participation Agreement shall inure to the benefit of, and be binding upon the Company and upon me and my surviving spouse entitled to receive payments under the Plan. I further understand that the Company may terminate or amend the Plan at any time, and that participation in the Plan does not create a contract or guarantee of employment.

___________________________     ____________________________________
Date                    Signature of Participant

                        REGAL-BELOIT CORPORATION

___________________________  By: ________________________________
Date